SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: July 23, 1998

                        (Date of earliest event reported)




                                Alyn Corporation

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             (Exact name of registrant as specified in its charter)

       Delaware                        000-21153             33-0709359
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(State or other jurisdiction of     (Commission File    (IRS Employer
         incorporation)                 Number)          Identification Number)


16761 Hale Avenue, Irvine, California                            92606
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (949) 475-1525


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Item 5.       Other Materially Important Events

     On July 23, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, releasing the Registrant's financial results for the quarter ended June 30, 1998.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     99.1 Press release of the Registrant, dated July 23, 1998.



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     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date: July 31, 1998                          ALYN CORPORATION
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                                              (Registrant)



                                       By:  /s/ Steven S. Price
                                       ------------------------------
                                       Steven S. Price
                                       Chief Executive Officer



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EXHIBIT INDEX


Exhibit

99.1      Press release of the Registrant, dated July 23, 1998.